                                                                    EXHIBIT 99.2

                        MONTHLY SERVICER'S CERTIFICATE
                             FIRST USA BANK, N.A.


                       BANC ONE CREDIT CARD MASTER TRUST
                                 SERIES 1995-A


                    The undersigned, a duly authorized representative of First USA Bank N.A., as Servicer ("First USA"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-A Supplement (as amended and supplemented, the "Series Supplement"), between First USA, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

                 1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

                 2. First USA is, as of the date hereof, the Servicer under the Agreement.

                 3. The undersigned is a Servicing Officer.

                 4. This Certificate relates to the Distribution Date
                     occuring on 15-Apr-99.
                                 ---------

                 5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.].

                 6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

                 7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement. [or, if there is a Lien, such Lien consists of]

                    IN WITNESS WHEREOF, the undersigned has duly executed and
   delivered this Certificate this 9th             day of      April 1999.
                                   -------                     ----------



                    First USA Bank, N.A.
                    as Servicer

                    By:             /s/   Tracie Klein
                                   --------------------------------------------
                                   Name:  Tracie  Klein
                                   Title: First Vice President

                        MONTHLY SERVICER'S CERTIFICATE
                             FIRST USA BANK, N.A.


                       BANC ONE CREDIT CARD MASTER TRUST
                                 SERIES 1995-B


                    The undersigned, a duly authorized representative of First USA Bank N.A., as Servicer ("First USA"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-B Supplement (as amended and supplemented, the "Series Supplement"), between First USA, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

                 1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

                 2. First USA is, as of the date hereof, the Servicer under the Agreement.

                 3. The undersigned is a Servicing Officer.

                 4. This Certificate relates to the Distribution Date
                    occuring on 15-Apr-99.
                               ----------

                 5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.].

                 6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

                 7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement. [or, if there is a Lien, such Lien consists of]

                    IN WITNESS WHEREOF, the undersigned has duly executed and
   delivered this Certificate this 9th        day of       April 1999.
                                   ------                  ----------



                    FIRST USA BANK, N.A.
                    as Servicer

                    By:             /s/    Tracie Klein
                                   -----------------------------------------
                                   Name:   Tracie  Klein
                                   Title:  First Vice President

                        MONTHLY SERVICER'S CERTIFICATE
                             FIRST USA BANK, N.A.


                       BANC ONE CREDIT CARD MASTER TRUST
                                 SERIES 1996-A


                    The undersigned, a duly authorized representative of First USA Bank, NA, as Servicer ("First USA"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-A Supplement dated as of March 27, 1996 (as amended and supplemented, the "Series Supplement"), between First USA, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

                 1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

                 2. First USA is, as of the date hereof, the Servicer under the Agreement.

                 3. The undersigned is a Servicing Officer.

                 4. This Certificate relates to the Distribution Date
                    occuring on 15-Apr-99.
                                ---------

                 5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable].

                 6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

                 7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement. [or, if there is a Lien, such Lien consists of]

                    IN WITNESS WHEREOF, the undersigned has duly executed and
   delivered this Certificate this 9th           day of       April 1999.
                                   ---------                  ----------



                    FIRST USA BANK, N.A.
                    as Servicer

                    By:             /s/    Tracie Klein
                                   --------------------------------------------
                                   Name:   Tracie  Klein
                                   Title:  First Vice President

                        MONTHLY SERVICER'S CERTIFICATE
                             FIRST USA BANK, N.A.


                       BANC ONE CREDIT CARD MASTER TRUST
                                 SERIES 1997-1

                    The undersigned, a duly authorized representative of First USA Bank, NA, as Servicer ("First USA"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-1 Supplement dated as of September 23, 1997 (as amended and supplemented, the "Series Supplement"), between First USA, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

                 1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

                 2. First USA is, as of the date hereof, the Servicer under the Agreement.

                 3. The undersigned is a Servicing Officer.

                 4. This Certificate relates to the Distribution Date
                    occuring on 15-Apr-99.
                                ---------

                 5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable].

                 6. As of the date hereof, to the best knowledge of the undersigned, no Pay Pay Out Event has been deemed to have occurred on or prior to such Distribution Date.

                 7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement. [or, if there is a Lien, such Lien consists of]

                    IN WITNESS WHEREOF, the undersigned has duly executed and
   delivered this Certificate this 9th            day of       April 1999.
                                   ---------                   ----------


                    FIRST USA BANK, N.A.
                    as Servicer

                    By:              /s/   Tracie Klein
                                   ------------------------------------------
                                   Name:   Tracie  Klein
                                   Title:  First Vice President

                        MONTHLY SERVICER'S CERTIFICATE
                             FIRST USA BANK, N.A.


                       BANC ONE CREDIT CARD MASTER TRUST
                                 SERIES 1997-2

                    The undersigned, a duly authorized representative of First USA Bank, NA, as Servicer ("First USA"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-2 Supplement dated as of December 17, 1997 (as amended and supplemented, the "Series Supplement"), between First USA, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

                 1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

                 2. First USA is, as of the date hereof, the Servicer under the Agreement.

                 3. The undersigned is a Servicing Officer.

                 4. This Certificate relates to the Distribution Date
                    occuring on 15-Apr-99.
                                ---------

                 5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable].

                 6. As of the date hereof, to the best knowledge of the undersigned, no Pay Pay Out Event has been deemed to have occurred on or prior to such Distribution Date.

                 7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement. [or, if there is a Lien, such Lien consists of]

                    IN WITNESS WHEREOF, the undersigned has duly executed and
     delivered this Certificate this 9th               day of       April 1999.
                                     --------                       ----------


                    FIRST USA BANK, N.A.
                    as Servicer

                    By:                /s/  Tracie Klein
                                    --------------------------------------------
                                     Name:  Tracie  Klein
                                     Title: First Vice President